USQ CORE REAL ESTATE FUND
(THE “FUND”)

Class I Shares (USQIX)
Class IS Shares (USQSX)

Supplement dated December 13, 2019

to the Prospectus dated July 29, 2019

Effective immediately, the second full paragraph under “PURCHASING FUND SHARES—How to Purchase Fund Shares” on page 33 of the Fund’s prospectus is hereby replaced with the following:

Certain other intermediaries, including certain broker-dealers and shareholder organizations, have been designated as agents authorized to accept purchase, repurchase and exchange orders for Fund shares. Further, such agents are authorized to designate other intermediaries to receive purchase, repurchase and exchange orders on their behalf. Financial intermediaries may charge fees for the services they provide in connection with processing an investor’s transaction order or maintaining an investor’s account with them. Investors should check with their financial intermediary to determine if they are subject to these arrangements. These intermediaries are required by contract and applicable law to ensure that orders to purchase Fund shares are executed at the NAV per share next determined after the intermediary receives the request in good form, and that repurchases are effected at a price equal to the NAV per share on the applicable repurchase pricing date, as discussed further below under “PERIODIC OFFERS TO REPURCHASE SHARES”. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. In accordance with the USA PATRIOT Act of 2001, please note that the financial institution or intermediary will verify certain information on your account as part of the Fund’s Anti-Money Laundering Program. As requested by your financial intermediary, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. You also may be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

PLEASE RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.